UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2026

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Carnegie Ave, 4th Floor

Cleveland, OH 44103

(Address of principal executive offices) (Zip Code)

(646) 813-4701

(Registrant’s telephone number, including area code)

N /A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On June 3, 2026, Abeona Therapeutics Inc. (the “Company”) participated in a pre-Investigational New Drug application (“Pre-IND”) meeting with the U.S. Food and Drug Administration (“FDA”) regarding ABO-701, a recently licensed radically novel engineered T-cell therapy, targeting Prostate-Specific Membrane Antigen to treat prostate cancer. While official minutes of the meeting have not yet been received, we believe the meeting was constructive and continues to target submission of an IND application for ABO-701 in 2027, consistent with our previously stated timeline.

We can provide no assurance that the FDA will not require additional studies, data, or information before accepting an IND submission for ABO-701, or that any IND submission, if submitted, will be accepted by the FDA or result in authorization to commence clinical trials. Our development plans remain subject to ongoing evaluation and may be revised based on, among other things, feedback received from the FDA, results of preclinical studies, manufacturing considerations, and other factors.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with respect to the timing of the IND submission for ABO-701, the Company’s clinical and regulatory development plans, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to: the Company’s ability to successfully advance ABO-701 through preclinical development; the timing, scope, and outcome of regulatory interactions, including receipt of official minutes from the Pre-IND meeting; the FDA’s acceptance of any IND submission; the Company’s ability to access additional financial resources or its financial flexibility to reduce operating expenses if required; the Company’s ability to obtain additional equity funding from current or new stockholder; and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and subsequent periodic reports. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this report. The Company disclaims any obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Joseph Vazzano
Name:	Joseph Vazzano
Title:	Chief Financial Officer

Date: June 4, 2026